    [LOGO OF NEW ENGLAND FINANCIAL]

    -------------------------------------------------------------------------

    ZENITH FUND
    VARIABLE PRODUCTS




                                                        SEMIANNUAL REPORTS
                                                        JUNE 30, 2000

                               TABLE OF CONTENTS

                            NEW ENGLAND ZENITH FUND

Back Bay Advisors Money Market Series.......................................   1

Back Bay Advisors Bond Income Series........................................   7

Salomon Brothers Strategic Bond Opportunities Series........................  14

Salomon Brothers U.S. Government Series.....................................  25

Back Bay Advisors Managed Series............................................  31

Balanced Series.............................................................  41

Alger Equity Growth Series..................................................  52

Capital Growth Series.......................................................  59

Davis Venture Value Series..................................................  64

Harris Oakmark Mid Cap Value Series.........................................  71

Loomis Sayles Small Cap Series..............................................  76

MFS Investors Series........................................................  84

MFS Research Managers Series................................................  91

Westpeak Growth and Income Series...........................................  98

Westpeak Stock Index Series................................................. 105

Morgan Stanley International Magnum Equity Series........................... 116

Notes to Financial Statements............................................... 127

Footnotes to Portfolio Managers Commentary.................................. 134


                         METROPOLITAN SERIES FUND, INC.

Putnam International Stock Portfolio........................................

Putnam Large Cap Growth Portfolio...........................................

Notes to Financial Statements...............................................


          FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS -- INITIAL CLASS

Fidelity VIP Equity-Income Portfolio........................................

Fidelity VIP Overseas Portfolio.............................................

                                   IMPORTANT:

  Some funds appearing in this report may not be available under your variable annuity product.

                                                                   August, 2000

TO OUR POLICYHOLDERS/CONTRACT OWNERS:

We are pleased to provide you with the 2000 Semi Annual Report for the Zenith variable life insurance and variable annuity products.* This report includes performance histories, present investments, and financial reports as of June 30, 2000, as well as the outlook and strategy of each fund. The report covers the New England Zenith Fund, the Metropolitan Series Fund, Inc., and initial class shares of the Fidelity Variable Insurance Products Fund and Variable Insurance Products Fund II. It is intended to help you make an informed decision regarding the investment of the contract value of your variable product.

New England Financial and its affiliates offer many variable life and variable annuity products to help you meet your financial objectives. We are committed to meeting your expectations by providing quality products with strong performance potential and excellent personal service.

Please feel free to contact your Registered Representative with any questions you may have regarding your financial objectives. Thank you for choosing a Zenith Variable product.

Sincerely,

/s/ Mary Ann Brown

Mary Ann Brown
President, New England Financial Products & Services

* Variable products are offered through New England Securities Corporation.

New England Financial is the service mark for New England Life Insurance Company, Boston, MA and related companies.

                                                           [LOGO OF RECYCLABLES]
                                           printed on recycled, recyclable paper

The National Association of Securities Dealers Regulation, Inc. (NASDR) has a "Public Disclosure Program" which provides current and historical information on registered representatives and Financial Institutions registered with the NASD. If you would like information pertaining to the "Public Disclosure Program", including an informational brochure that describes the program, you may contact the NASD directly by calling the NASDR, Inc. Public Disclosure Hotline at 800-289-9999 or by visiting the NASDR, Inc.'s website at www.nasdr.com.

If you would like to contact New England Financial concerning any aspect of your variable annuity contract, please call our customer service team at 800-435-4117. Please call 800-388-4000 if you have any questions on our variable life products.

Semi-Annual Reports dated June 30, 2000 of the underlying funds are incorporated herein by reference as the reports sent to contractowners of the New England Variable Account of Metropolitan Life Insurance Company pursuant to Rule 30d-2 of the Investment Company Act of 1940.

Incorporated by reference are all series of New England Zenith Fund, Inc. filed on Form N-30D on September 5, 2000, Accession number 0000927016-00-003228.

Incorporated by reference are the Putnam International Stock Portfolio and the Putnam Large Cap Growth Portfolio of Metropolitan Series Fund, Inc. as included in the Fund N-30D filing filed on August 28, 2000, Accession number 0000950130-00-004697.

Incorporated by reference are the Equity-Income Portfolio and the Overseas Portfolio of the Fidelity Variable Insurance Products Fund as included in the Fund N-30D filing filed on August 24, 2000, Accession No. 0000356494-00-50001.

                                                                     PRSRT STD
[LOGO OF NEW ENGLAND FINANCIAL]                                         U.S.
                                                                      POSTAGE
                                                                        PAID
                                                                     LANCASTER,
                                                                         PA
                                                                     PERMIT NO.
                                                                        1403

NEW ENGLAND LIFE INSURANCE COMPANY
501 BOYLSTON STREET
BOSTON, MASSACHUSETTS 02116


EQUAL OPPORTUNITY EMPLOYER M/F
(C) 2000 NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------

This booklet has been prepared for certain variable contract owners of New England Life Insurance Company, Boston, MA and of
Metropolitan Life Insurance Company, New York, NY.


VA-194-00 VAVIP